                             IIC INDUSTRIES INC.
                             420 LEXINGTON AVENUE
                        NEW YORK, NEW YORK 10170-0399
                              ----------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                              ----------------
                               OCTOBER 30, 1997
                              ----------------
       NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of IIC INDUSTRIES INC. (the "Company") will be held on Thursday, October 30, 1997 at 3:00 P.M., London time (10:00 A.M., New York time), at the offices of CP Holdings Limited ("CP") at CP House, Otterspool Way, Watford By-Pass, Watford, for the following purposes:

       Proposal (l)    to elect six directors, to serve until the next Annual
                       Meeting and until their respective successors shall have been duly chosen and qualified;

       Proposal (2)    to ratify the selection of Grant Thornton LLP as
                       independent public accountants of the Company for the year ending December 31, 1997; and

       Proposal (3)    to transact such other business as may properly come
                       before the meeting and any adjournment or adjournments thereof.

       Only the holders of record of Common Stock of the Company at the close of business on September 16, 1997, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at such Annual Meeting, or any adjournment thereof.

       A copy of the Annual Report of the Company for the fiscal year ended December 31, 1996 is being mailed with the attached proxy statement.

       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY.

                                          By Order of the Board of Directors

                                          Fortunee F. Cohen
                                          Secretary

New York, New York
September 26, 1997

                             IIC INDUSTRIES INC.
                             420 LEXINGTON AVENUE
                        NEW YORK, NEW YORK 10170-0399
                              -----------------
                               PROXY STATEMENT
                        ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON OCTOBER 30, 1997
                              -----------------
                             GENERAL INFORMATION

   This Proxy Statement and the accompanying proxy are being furnished in connection with the solicitation by the Board of Directors of IIC INDUSTRIES INC. (the "Company") of proxies for use in voting at the Annual Meeting of Stockholders of the Company to be held on Thursday, October 30, 1997 at 3:00 P.M., London time (10:00 A.M., New York time), at the offices of CP Holdings Limited ("CP") at CP House, Otterspool Way, Watford By-Pass, Watford, and at any adjournment or adjournments thereof. Any proxy given pursuant to this solicitation may be revoked at any time prior to the voting thereof. Unless instructions to the contrary are received, proxies will be voted in favor of the proposals referred to herein. A proxy executed in the form enclosed may be revoked by the person signing the same by giving written notice of the revocation to the Secretary of the Company at any time before the authority granted thereby is exercised.

   WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO SIGN AND RETURN THE ACCOMPANYING PROXY REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Shares can be voted at the Annual Meeting only if the holder is represented by proxy or is present.

                                VOTING RIGHTS

   All voting rights are vested exclusively in the holders of the Common Stock of the Company. Only stockholders of record at the close of business on September 16, 1997 will be entitled to receive notice of and to vote at the meeting. Each holder of Common Stock as of September 16, 1997 is entitled to one vote for each share held. As of September 16, 1997, the Company had outstanding a total of 1,423,368 shares of such stock.

   The holders of a majority of the issued and outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions are not counted as votes cast on the proposed election of directors, but will have the same legal effect as a vote against the ratification of the appointment of independent auditors. Broker non-votes are not counted as votes cast on any matter to which they relate.

                  STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN
                              BENEFICIAL HOLDERS

   The following table sets forth certain information, as of September 16, 1997, concerning the ownership of the Common Stock by (a) each of the Company's current directors and nominees, (b) all current directors, officers and significant employees of the Company as a group, and (c) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock. Except as otherwise indicated, the stockholders listed in the table have the sole voting and investment power with respect to the shares indicated.

                                                               Shares of
Name and Address of                                          Common Stock         Percent
Beneficial Owner                                          Beneficially Owned      of Class
------------------------------------------------------  ---------------------- ------------
Bernard Schreier                                                   1,045,755(1)        73.5%
Heriots
Stanmore Common
Middlesex HA7 3HG England
------------------------------------------------------  ---------------------- ------------
Gideon Schreier                                                    1,045,755(2)        73.5%
Kensworth House
The Lynch, Nr Kensworth
S Beds LU6 3QZ, England
------------------------------------------------------  ---------------------- ------------
Michael M. Wreschner                                               1,028,755(3)        72.3%
10 Raleigh Close
Hendon
London NW4 2TA England
------------------------------------------------------  ---------------------- ------------
Leonard Goldfine                                                            200            *
1424 Melrose Avenue
Melrose Park, PA 19027
------------------------------------------------------  ---------------------- ------------
Wilfred Wyler                                                               -0-           --
333 Central Park West
New York, New York 10025
------------------------------------------------------  ---------------------- ------------
Alfred L. Simon                                                             -0-            *
334 West 87th Street, #6A
New York, New York 10024
------------------------------------------------------  ---------------------- ------------
Fortunee F. Cohen                                                         24(4)            *
1967 East 1st Street
Brooklyn, New York 11223
------------------------------------------------------  ---------------------- ------------
Kenyon Phillips Limited/                                           1,028,755(5)        72.3%
CP Holdings Limited
CP House, Otterspool Way,
Watford By-Pass,
Watford WD2 8HG England
------------------------------------------------------  ---------------------- ------------
Jozsef Ferenc Polgar                                                        -0-            *
1133 Budapest
Ipoly UTCA 5/F
Hungary
------------------------------------------------------  ---------------------- ------------
Moshe Gershi                                                                -0-           --
16, Raven Scroft Avenue
London NW II, England
------------------------------------------------------  ---------------------- ------------
Zvi Borowitsh                                                               -0-           --
8 Hamanor Street
P.O.B. 214 Holon
58101 Israel
------------------------------------------------------  ---------------------- ------------
All directors and officers as a group (11 persons)                    1,045,979        73.5%
------------------------------------------------------  ---------------------- ------------

------------
(1) Represents 1,028,755 shares of Common Stock beneficially owned by CP through its wholly-owned subsidiary, Kenyon Phillips Ltd ("Kenyon") and 17,000 shares of Common Stock beneficially owned by Gideon Schreier. Mr. Bernard Schreier is Chairman and Managing Director of CP.
(2) Represents 17,000 shares of Common Stock for his own account and 1,028,755 shares of Common Stock beneficially owned by CP through its wholly-owned subsidiary Kenyon. Mr. Gideon Schreier is an Executive Director of CP.
(3) Represents 1,028,755 shares of Common Stock beneficially owned by CP through its wholly owned subsidiary Kenyon. Mr. Wreschner is a director of CP.
(4)     Represents 24 shares of Common Stock beneficially owned by Fortunee
        F. Cohen, as custodian for Joyce Cohen and Elliott Cohen, who each own 12 shares of Common Stock.
(5) Kenyon beneficially owns an aggregate of 1,028,755 shares of Common Stock of the Company, constituting 72.3% of the Company's outstanding voting securities. According to the Schedule 13D filed by Kenyon, it is owned and controlled by CP. The Company is also informed that 60% of CP's voting securities is owned, and CP is controlled, by Bernard Schreier.
* Represents beneficial ownership of less than 1% of the Common Stock of the Company.

   COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires officers and directors of the Company and persons who own more than ten-percent of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

   To the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, during 1996 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

                           --------------------

              PROPOSAL (1) -- NOMINEES FOR ELECTION AS DIRECTORS

   The Board of Directors of the Company currently consists of six members. At the forthcoming Annual Meeting, six persons have been nominated by the Board of Directors for election to hold office until the next annual meeting and until their successors are elected and have been qualified.

   Unless authority to do so is withheld, it is intended that the proxies solicited by the Board of Directors will be voted for the nominees named below for the six directors to be elected by the stockholders at the Annual Meeting to serve until the next Annual Meeting and until their respective successors shall have been duly chosen and qualified. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board of Directors is not aware of any circumstances likely to cause any nominee to become unavailable for election. The election of directors requires a plurality vote of those shares of Common Stock represented at the meeting. The nominees are:

       NAME OF NOMINEE,                                                      DATE OF INITIAL
       AGE AND POSITION                 PRINCIPAL OCCUPATION            ELECTION AS DIRECTOR (AND
      HELD WITH COMPANY               FOR PREVIOUS FIVE YEARS            APPOINTMENT AS OFFICER)
----------------------------  --------------------------------------- ----------------------------
Bernard Schreier, 79          Chairman and Managing Director of CP    August 6, 1989 as Director
 Director and Chairman of     Holdings Limited group of companies.    and Chairman of the Board
 the Board and President                                              and October 25, 1989 as
                                                                      President

Gideon Schreier, 52           Executive Director of CP Holdings       October 25, 1989
 Director                     Limited group of companies; Director of
                              Bank Leumi, (UK), PLC.

Michael M. Wreschner, 53      Executive Director of CP Holdings       October 25, 1989
 Director                     Limited group of companies.

Leonard Goldfine, 80          Private Investor; Director, Development October 6, 1976 as a
 Director                     Corporation for Israel (Underwriter for Director; December 8, 1982
                              State of Israel Bonds).                 to August 1985 as Vice
                                                                      President

Wilfred Wyler, 89             Senior Partner, Wilfred Wyler and Co.   December 8, 1982
 Director                     (Certified Public Accountants).

Alfred L. Simon, 57           Managing Associate of American Capital  September 14, 1990
 Director                     Group (since June 1988); Registered
                              Principal of Havkit Corporation (a NASD
                              member firm)(since 1993).

   Gideon Schreier is the son of Bernard Schreier. There are no other family relationships among the directors and officers of the Company.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

   The Company has no standing audit, nominating or compensation committee of the Board of Directors. During the year ended December 31, 1996, the Board of Directors held one meeting at which all of the directors were present.

                              EXECUTIVE OFFICERS

   The following table sets forth information, as of September 16, 1996, relating to each executive officer of the Company.

                                                           DATE OF
                                                         APPOINTMENT
       NAME         AGE         POSITION                 AS OFFICER
-----------------  ----- ---------------------     ----------------------
Bernard Schreier     79  hairman of the Board and   August 6, 1989 as Chrman
                         President                  of the Board, October 25,
                                                    1989 as President
Fortunee F. Cohen    70  Secretary                  October 25, 1989

   Ms. Cohen, prior to her appointment as Secretary of the Company in October of 1989, was the Director of Shareholder Relations of the Company.

   The terms of office of the executive officers extend until the Annual Meeting to be held on October 30, 1997 and until their successors have been duly chosen and qualified. It is expected that the Company's newly elected Board of Directors will reappoint the current officers to their current positions.

   The following officers of the Company's subsidiaries perform significant policy making functions for the Company:

         NAME           AGE                 POSITION
---------------------  ----- -------------------------------------
Jozsef Ference Polgar    54  Chief Executive Officer,
                             Investor, RT.
Zvi Borowitsh            59  Managing Director,
                             Israel Tractors and Equipment Company
                             Limited
Moshe Gershi             45  General Manager,
                             Balton C.P. Limited

   Jozsef Ferenc Polgar is the Chief Executive Officer of Investor, RT ("Investor") and the Chairman of the Boards of Investor's subsidiaries, Interag RT and Agrimpex RT. Prior to his positions with Investor and its subsidiaries, Mr. Polgar was the General Manager of trade development and finance at the Hungarian Ministry of Trade (1975-1988) and head of the business department of Prometheus Company (1970-1975).

   Zvi Borowitsh has been the Managing Director of Israel Tractors and Equipment Company Limited since July 1989. Mr. Borowitsh is also the Chairman of Israel Quarrying & Mining Associations and an Assistant Professor of Earthmoving Technology and Management at Haifa Technion.

   Moshe Gershi has been the General Manager of Balton C.P. Limited since April 1991. In his prior positions he served as General Manager (January 1991 to June 1991), Director of corporate finance (January 1989 to January 1991) and Treasurer (January 1987 to December 1988) of Koor Trade Ltd which, through its wholly-owned subsidiary Koor USA, Inc., was the principal shareholder (49.71%) of the Company's outstanding voting securities until July 25, 1989.

                            EXECUTIVE COMPENSATION

   Mr. Bernard Schreier received no compensation from the Company for serving as Chairman of the Board and President in 1996. No executive officer received compensation (including bonuses) in excess of $100,000 during 1996. Each director receives an annual fee of $10,000 plus $500 for attendance at each Board of Directors meeting. The total amount of annual fees paid to the directors as a group for 1996 (including reimbursed costs) was $60,000, of which $45,000 was applied to pay the premium for the directors and officers liability insurance maintained by the directors for 1996.

   In November 1989, the Company entered into an agreement with CP pursuant to which the Company reimburses CP the amount of $4,000 per month paid by CP to certain officers of the Company for time spent working for the Company.

                             CERTAIN TRANSACTIONS

   During 1996, the Company incurred expenses of $1.2 million, net of expense reimbursements, payable to CP in connection with certain management and related services provided by CP to the Company and its subsidiaries.

   CP is the ultimate parent company of the Company. Bernard Schreier is the chairman of the board and is the controlling stockholder of CP. Bernard Schreier, Gideon Schreier, and Michael M. Wreschner serve as executive officers of CP.

                              PERFORMANCE GRAPH

   Set forth below is a line graph comparing the cumulative total stockholder return of the Company's Common Stock, based on the market price of Common Stock and assuming reinvestment of dividends, with the cumulative total return of companies on the NASDAQ Market Index. Because of its current diverse business in foreign jurisdictions, the Company has been unable to identify a peer group consisting of companies in a similar line of business, and instead has provided a comparison with a "peer group" of companies with a similar market capitalization.

                       COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                            AMONG IIC INDUSTRIES, INC.,
                      NASDAQ MARKET INDEX AND PEER GROUP INDEX


                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     OF COMPANY, PEER GROUP AND BROAD MARKET


					    FISCAL YEAR ENDING
                            --------------------------------------------------
COMPANY                     1991      1992     1993     1994     1995     1996
-------                     ----      ----     ----     ----     ----     ----
IIC INDUSTRIES INC           100     115.85   230.49   264.63   198.78   176.83
PEER GROUP                   100      80.60    83.31    80.06    80.93    54.34
BROAD MARKET                 100     100.98   121.13   127.17   164.96   204.98


THE PEER GROUP CHOSEN WAS:
Customer Selected Stock Lost

THE BROAD MARKET INDEX CHOSEN WAS:
NASDAQ MARKET INDEX

THE PEER GROUP IS MADE UP OF THE FOLLOWING SECURITIES:

AMERIHOST PROPERTIES INC
CHRYSALIS INTERNAT CORP
COMMUNICATIONS CENTRAL
DENSE-PAC MICROSYSTEMS
GENERAL MAGIC INC
HABERSHAM BANCORP
MERIT MEDICAL SYSTEMS
MUELLER, PAUL CO
NATIONAL TECHNICAL SYSTS
PEOPLES BANK NC
PPT VISION INC
PULASKI FURNITURE CORP


SOURCE: MEDIA GENERAL FINANCIAL SERVICES
        P.O. BOX 85333
        RICHMOND, VA 23293
        PHONE: 1-(800) 446-7922
        FAX:   1-(804) 649-6826

                            --------------------

          PROPOSAL (2) -- RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

   Grant Thornton LLP, certified public accountants, audited the Company's consolidated financial statements for the fiscal year ended December 31, 1996. Unless instructed to the contrary, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of the selection of Grant Thornton LLP as independent public accountants to the Company to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1997, to serve until the next Annual Meeting of Stockholders, unless such employment shall be earlier terminated. The ratification requires a majority vote of those shares of Common Stock represented at the Annual Meeting. Representatives of Grant Thornton LLP are expected to be present at the meeting and will have the opportunity to make a statement if they desire to do so and are expected to be able to respond to appropriate questions.
                            --------------------

                        PROPOSAL (3) -- OTHER MATTERS

   Management does not intend to present to the meeting any matters other than the matters referred to herein, and as of this date Management does not know of anything that will be presented by other parties. However, if any other matter shall properly come before the meeting, it is the intention of the persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

                          1998 STOCKHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the 1998 Annual Meeting of Stockholders in accordance with Rule 14a-8 under the Exchange Act must be received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than June 2, 1998. The Company's Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 1998 Proxy Statement.

                           SOLICITATION OF PROXIES

   The expense of this solicitation, expected to be nominal, will be borne by the Company. Solicitation will be made only by the use of the mails, except that, if necessary, officers, directors and regular employees of the Company may make solicitations of proxies by telephone or telecopier. The Company may also request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and the Company may reimburse them for their expenses in so doing. This Proxy Statement and the accompanying Proxy are first being sent to the Company's stockholders commencing on or about September 26, 1997.

                            ADDITIONAL INFORMATION

   Investors who wish to participate in the meeting may go to the New York Video Conference Center at 24 West 40th Street, New York, N.Y., at which there will be an open video conference call during the Annual Meeting.

   A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10K FOR THE YEAR ENDED DECEMBER 31, 1996, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE ON REQUEST BY WRITING TO THE SECRETARY OF THE COMPANY, IIC INDUSTRIES INC., 420 LEXINGTON AVENUE, SUITE 300; NEW YORK, NEW YORK 10170-0399.

                                          Fortunee F. Cohen
                                          Secretary

New York, New York
September 26, 1997

                             IIC INDUSTRIES INC.
             THIS PROXY IS SOLICITED FROM HOLDERS OF COMMON STOCK
                     ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned common stockholder of IIC INDUSTRIES INC. (the "Company")
does hereby appoint BERNARD SCHREIER, MICHAEL WRESCHNER and GIDEON SCHREIER, and each of them, each with full power of substitution and revocation, to vote all of the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on October 30, 1997, and at any adjournment thereof, upon:
    1. ELECTION OF DIRECTORS:
       FOR ALL NOMINEES LISTED BELOW  [ ]        WITHHOLD AUTHORITY  [ ]
       (EXCEPT AS MARKED TO THE CONTRARY BELOW)         TO VOTE
                                                 FOR NOMINEES LISTED BELOW
       Bernard Schreier, Gideon Schreier, Michael M. Wreschner, Leonard Goldfine, Wilfred Wyler and Alfred L. Simon.
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE OUT THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE).
-----------------------------------------------------------------------------
   2. RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS:
                       FOR  [ ]   AGAINST  [ ]   ABSTAIN  [ ]
   3. THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
                       FOR  [ ]   AGAINST  [ ]   ABSTAIN  [ ]
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO OTHER DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED HEREIN AND FOR PROPOSAL 2.
                        (PLEASE SIGN ON REVERSE SIDE)
                                                                        (OVER)

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby revokes any proxy or proxies heretofore given.
                                                   DATED:               , 1997
                                                   --------------------------
                                                   SIGNATURE
                                                   --------------------------
                                                   SIGNATURE
                                                   (Please sign exactly as
                                                   your name appears above.
                                                   If stock is owned in joint
                                                   names, each joint owner
                                                   must sign. If signing as
                                                   executor, administrator,
                                                   trustee, attorney or
                                                   guardian, or as an officer
                                                   of a corporation or
                                                   general partner of a
                                                   partnership, please also
                                                   give your full title.)
                                                   PLEASE SIGN AND RETURN
                                                   THIS PROXY PROMPTLY IN THE
                                                   ENCLOSED ENVELOPE. NO
                                                   POSTAGE IS NECESSARY IF
                                                   MAILED IN THE UNITED
                                                   STATES.